Exhibit 99.1

Grubhub Announces Filing of Definitive Proxy Statement and Special Meeting of Stockholders to be Held on June 10, 2021

CHICAGO, May 12, 2021 – Grubhub Inc. (NYSE: GRUB) (“Grubhub”), a leading online and mobile food-ordering and delivery marketplace, today announced the filing of a definitive proxy statement (the “proxy statement”) with the U.S. Securities and Exchange Commission. The proxy statement is in connection with the proposed acquisition by Just Eat Takeaway.com N.V. (“Just Eat Takeaway.com”) of 100% of the shares of Grubhub in an all-stock transaction (the “Transaction”) to create one of the world’s largest food delivery companies, measured by Gross Merchandise Value and revenue. Grubhub will commence mailing the proxy statement to its stockholders on or about May 12, 2021.

Grubhub will hold a special meeting of its stockholders (the “Grubhub Special Meeting”) to vote on a proposal to adopt the Agreement and Plan of Merger with Just Eat Takeaway.com and approve related matters as described in the proxy statement. The Grubhub Special meeting is scheduled to take place on June 10, 2021, at 8 a.m. Central Time and will be held exclusively in a virtual format. Grubhub stockholders will be entitled to attend and participate in the Grubhub Special Meeting if they were Grubhub stockholders of record as of the close of business on April 27, 2021, or hold a valid proxy of such a Grubhub stockholder for the Grubhub Special Meeting.

The Grubhub Board of Directors believes the Transaction is in the best interests of Grubhub and its stockholders, and recommends that Grubhub stockholders vote “FOR” the adoption of the Agreement and Plan of Merger between Grubhub and Just Eat Takeaway.com, as well as all other proposals included in Grubhub’s proxy statement.

Highlights of the Transaction, which was previously announced on June 10, 2020, include:

•	It creates one of the world’s largest food delivery companies, measured by Gross Merchandise Value and revenue, connecting restaurant partners with their consumers in 24 countries.

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The Transaction forms a company built around four of the world’s most attractive markets in food delivery: the U.S., the U.K., the Netherlands and Germany. These markets have substantial further opportunities for growth, significant penetration upside and longer-term improvements in profitability.

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Grubhub will be much stronger as part of Just Eat Takeaway.com. The increased scale and resources of the combined group will provide greater flexibility to make strategic, long-term investment decisions.

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In the U.S., where the market is competitive and fragmented across local regions and cities, Grubhub has unique advantages: a substantial marketplace business; a robust corporate and campus business; a large geographic footprint; extensive customer and restaurant relationships; and a successful hybrid operating model with many restaurants that complete their own deliveries.

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The enhanced scale and leading positions of the combined group provide an opportunity to leverage best practices from Just Eat Takeaway.com and Grubhub and create the broadest possible offering to both restaurant partners and consumers.

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The combined group will have a founder-led management team with a proven track record of building leading positions in markets of scale. The new management team has 55+ years of combined experience in the sector.

The Transaction is subject to the approval of Grubhub’s stockholders at the Grubhub Special Meeting, as well as other customary closing conditions. Subject to satisfaction of the conditions, completion of the Transaction is expected to occur by the end of the second quarter of 2021.

To be admitted to the stockholders’ portion of the Grubhub Special Meeting at www.virtualshareholdermeeting.com/GRUB2021SM, Grubhub stockholders must enter the 16-digit control number found on their proxy card or voting instruction form. The Grubhub Special Meeting will be held virtually.

Grubhub stockholders who need assistance in completing the proxy card, need additional copies of the proxy materials, or have questions regarding the Grubhub Special Meeting may contact Grubhub’s proxy solicitor:

Innisfree M&A Incorporated

Stockholders May Call Toll-Free: (877) 717-3936

Banks & Brokers May Call Collect: (212) 750-5833

About Grubhub

Grubhub (NYSE: GRUB) is a leading online and mobile food-ordering and delivery marketplace with the largest and most comprehensive network of restaurant partners, as well as 33 million active diners. Dedicated to connecting diners with the food they love from their favorite local restaurants, Grubhub elevates food ordering through innovative restaurant technology, easy-to-use platforms and an improved delivery experience. Grubhub features over 300,000 restaurants and is proud to partner with over 280,000 of these restaurants in over 4,000 U.S. cities. The Grubhub portfolio of brands includes Grubhub, Seamless, LevelUp, AllMenus and MenuPages.

Forward-Looking Statements

This communication contains “forward-looking statements” regarding Grubhub, Just Eat Takeaway.com or their respective management’s future expectations, beliefs, intentions, goals, strategies, plans and prospects, which, in the case of Grubhub, are made in reliance on the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve substantial risks, known and unknown, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to differ materially from future results expressed or implied by such forward-looking statements including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Grubhub or Just Eat Takeaway.com to terminate the merger agreement; the ability to obtain approval by Grubhub stockholders on the expected schedule or at all; difficulties and delays in integrating Grubhub’s and Just Eat Takeaway.com’s businesses; risks that the proposed merger disrupts Grubhub’s or Just Eat Takeaway.com’s current plans and operations; failing to fully realize anticipated synergies, cost savings and other anticipated benefits of the proposed merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; the risk that unexpected costs will be incurred; the ability of Grubhub or Just Eat Takeaway.com to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the value of the Just Eat Takeaway.com ordinary shares to be issued in connection with the proposed merger; uncertainty as to the long-term value of the common stock of the combined company following the proposed merger; the continued availability of capital and financing following the proposed merger; the outcome of any legal proceedings that may be instituted against Grubhub, Just Eat Takeaway.com or their respective directors and officers; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Grubhub’s and Just Eat Takeaway.com’s control. These and other risks, uncertainties, assumptions and other factors may be amplified or made more uncertain by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts Grubhub’s and Just Eat Takeaway.com’s businesses, operations and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions taken to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements generally relate to future events or Grubhub and Just Eat Takeaway.com’s future financial or operating performance and include, without limitation, statements relating to the proposed merger and the potential impact of the COVID-19 outbreak on Grubhub and Just Eat Takeaway.com’s business and operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “contemplates,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

While forward-looking statements are Grubhub’s and Just Eat Takeaway.com’s current predictions at the time they are made, you should not rely upon them. Forward-looking statements represent Grubhub’s and Just Eat Takeaway.com’s management’s beliefs and assumptions only as of the date of this communication, unless otherwise indicated, and there is no implication that the information contained in this communication is made subsequent to such date. For additional information concerning factors that could cause actual results and outcomes to differ materially from those expressed or implied in the forward-looking statements, please refer to the cautionary statements and risk factors included in Grubhub’s filings with the Securities and Exchange Commission (the “SEC”), including Grubhub’s Annual Report on Form 10-K filed with the SEC on March 1, 2021, Grubhub’s Quarterly Reports on Form 10-Q and any further disclosures Grubhub makes in Current Reports on Form 8-K. Grubhub’s SEC filings are available electronically on Grubhub’s investor website at investors.grubhub.com or the SEC’s website at www.sec.gov. For additional information concerning factors that could cause future results to differ from those expressed or implied in the forward-looking statements, please refer to Just Eat Takeaway.com’s non-exhaustive list of key risks and cautionary statements included in Just Eat Takeaway.com’s Annual Report, which is available electronically on Just Eat Takeaway.com’s investor website at www.justeattakeaway.com. Except as required by law, Grubhub and Just Eat Takeaway.com assume no obligation to update these forward-looking statements or this communication, or to update, supplement or correct the information set forth in this communication or the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. All subsequent written and oral forward-looking statements attributable to Grubhub, Just Eat Takeaway.com or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed merger, Just Eat Takeaway.com has filed with the SEC a registration statement on Form F-4 to register the shares to be issued in connection with the proposed merger. The registration statement was declared effective by the SEC on May 12, 2021, and includes a proxy statement of Grubhub/prospectus of Just Eat Takeaway.com. The definitive proxy statement/prospectus was first mailed to the stockholders of Grubhub on or about May 12, 2021, seeking their approval of the respective merger-related proposals. Also in connection with the proposed merger, on or about May 12, 2021, Just Eat Takeaway.com filed with the Netherlands Authority for the Financial Markets (“AFM”) and the UK Financial Conduct Authority (“FCA”) a prospectus for the listing and admission to trading on Euronext Amsterdam and the admission to listing on the FCA’s Official List and to trading on the London Stock Exchange’s Main Market for listed securities of the shares to be issued in connection with the proposed merger (the “Prospectus”).

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM F-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM F-4, THE PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, THE AFM AND/OR THE FCA IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GRUBHUB, JUST EAT TAKEAWAY.COM AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents and any other documents filed with or furnished to the SEC by Grubhub or Just Eat Takeaway.com free of charge through the website maintained by the SEC at www.sec.gov, from Grubhub at its website, investors.grubhub.com, or from Just Eat Takeaway.com at its website www.justeattakeaway.com. The Prospectus, as well as any supplement thereto, will be made available on the website of Just Eat Takeaway.com at its website www.justeattakeaway.com.

Participants in the Solicitation

Grubhub, Just Eat Takeaway.com and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger under the rules of the SEC. Information about Grubhub’s directors and executive officers is available in Grubhub’s definitive proxy statement dated April 28, 2021 for its 2021 Annual Meeting of Stockholders. To the extent holdings of Grubhub securities by directors or executive officers of Grubhub have changed since the amounts contained in the definitive proxy statement for Grubhub’s 2021 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge from the sources indicated above, and from Grubhub by going to its investor relations page on its corporate website at investors.grubhub.com. Information about Just Eat Takeaway.com’s directors and executive officers and a description of their interests are set forth in Just Eat Takeaway.com’s 2020 Annual Report, which may be obtained free of charge from Just Eat Takeaway.com’s website, www.justeattakeaway.com. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Grubhub or Just Eat Takeaway.com using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended and applicable United Kingdom, Dutch and other European regulations.

Contacts:
Adam Patnaude Investor Relations ir@grubhub.com	Katie Norris Media Relations press@grubhub.com